UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2019

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA		95134
(Address of principal executive offices)		(Zip Code)

(408) 467-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IMMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Immersion Corporation (the “Company”) previously adopted, subject to stockholder approval, certain amendments to the Company’s 2011 Equity Incentive Plan (the “Equity Plan”). At the Company’s 2019 Annual Meeting of Stockholders held on June 14, 2019 (the “Annual Meeting”), the Company’s stockholders approved the amendments to the Equity Plan. The amendments to the Equity Plan: (i) increase the number of shares reserved for issuance by 2,595,751 shares of common stock, (ii) provide that all equity awards will be subject to an initial vesting period of no less than 12 months from the date of grant (subject to certain exceptions), (iii) prohibit the payment of dividends with respect to any shares of common stock subject to an outstanding award granted under the Equity Plan (or portion thereof) that have not vested, (iv) provide that a non-employee director may receive compensation (including cash and awards) representing no more than $500,000 total value in any calendar year, (v) remove certain provisions that were previously included for tax deductibility purposes under Internal Revenue Code (IRC) Section 162(m) and are no longer relevant, and (vi) make certain other clarifying changes to administrative provisions to the Equity Plan.

The foregoing summary of the amendments to the Equity Plan is qualified by the text of the Equity Plan, as amended, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were adopted as follows:

1.

The election of five (5) directors, Sumit Agarwal, Sid Ganis, Ramzi Haidamus, David Sugishita and Jonathan Visbal, each to serve until the 2020 Annual Meeting of Stockholders and until his successor is elected and qualified:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Sumit Agarwal	16,259,546	3,088,179	6,454,235
Sid Ganis	14,816,850	4,530,875	6,454,235
Ramzi Haidamus	15,447,685	3,900,040	6,454,235
David Sugishita	10,003,526	9,344,199	6,454,235
Jonathan Visbal	14,819,760	4,527,965	6,454,235

2.	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
23,645,898	2,002,265	153,797	0

3.	Advisory vote on the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
13,249,270	5,985,941	112,514	6,454,235

4.	Approval of the amendments to the Immersion Corporation 2011 Equity Incentive Plan:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
12,678,061	6,566,315	103,349	6,454,235

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Immersion Corporation 2011 Equity Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Immersion has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date: June 18, 2019	By:	/s/ Mike Okada
Name: Mike Okada
Title: General Counsel